UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2021
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 2400, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CAI	New York Stock Exchange
8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PA	New York Stock Exchange
8.50% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.          Other Events.

As previously disclosed, on June 17, 2021, CAI International, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mitsubishi HC Capital Inc., a Japanese corporation (“Parent”), and Cattleya Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), relating to the proposed acquisition of the Company by Parent. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger as a wholly-owned subsidiary of Parent.

On August 9, 2021 at 11:59 p.m. Eastern Time, the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired with respect to the Merger. Expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger set forth in the Merger Agreement.

The closing of the Merger remains subject to certain other closing conditions, including, but not limited to, the affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s common stock entitled to vote at the special meeting of the Company’s common stockholders to be held on September 2, 2021 and completion of the Migration (as defined in the Merger Agreement).

Additional Information and Where to Find It:

This communication relates to the proposed Merger involving the Company. In connection with the proposed Merger, the Company filed a definitive proxy statement and other documents related to the proposed Merger, including a form of proxy, with the Securities and Exchange Commission (the “SEC”) on August 4, 2021 and will file or furnish other relevant materials with the SEC. The definitive proxy statement and a form of proxy were first mailed or otherwise furnished to the stockholders of the Company on August 4, 2021. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. This communication is not a substitute for the definitive proxy statement or any other document that may be filed by the Company with the SEC. Investors and stockholders are able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.capps.com. In addition, the documents may be obtained free of charge by directing a request by mail or telephone to: CAI International, Inc., Steuart Tower, 1 Market Plaza, Suite 2400, San Francisco, California 94105, Attention: Secretary, (415) 788-01.

Participants in the Solicitation

The Company, Parent and certain of their respective directors, executive officers, certain other members of management and employees of the Company and Parent and agents retained by the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed Merger. Information about directors and executive officers of the Company and their beneficial ownership of the Company’s common stock is set forth in the Company’s definitive proxy statement on Schedule 14A with respect to the proposed Merger, as filed with the SEC on August 4, 2021. Certain directors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed Merger due to securities holdings, vesting of equity awards and rights to other payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation was included in the definitive proxy statement with respect to the proposed Merger the Company filed with the SEC and furnished to the Company’s stockholders.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. All statements included in this communication, other than statements of historical fact, are forward-looking statements. Statements about the expected timing, completion and effects of the proposed Merger and related transactions and all other statements in this communication, other than historical facts, constitute forward-looking statements. When used in this communication, the words “expect,” “believe,” “anticipate,” “goal,” “plan,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed Merger on the terms described herein or other acceptable terms or at all because of a number of factors, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions in the Merger Agreement (including the Migration, (3) the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the proposed Merger, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Merger, (5) the effect of the announcement of the proposed Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (6) the proposed Merger may involve unexpected costs, liabilities or delays, (7) the Company’s business may suffer as a result of the uncertainty surrounding the proposed Merger, including the timing of the consummation of the proposed Merger, (8) the outcome of any legal proceeding relating to the proposed Merger, (9) the Company may be adversely affected by other economic, business and/or competitive factors, including, but not limited to, those related to COVID-19, and (10) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all, which may adversely affect the Company’s business and the price of the common stock.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 1, 2021, as updated by the Company’s subsequent filings with the SEC. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: August 10, 2021	By:	/s/ Timothy B. Page
		Name:	Timothy B. Page
		Title:	President and Chief Executive Officer